UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                October 28, 2004

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

         Massachusetts                    1-4347                 06-0513860
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 8.01  Other Events

Rogers Corporation announced today that its Board of Directors has approved the investment of up to $25 million for the purchase of shares for a new buy-back program. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.          Description
-----------          -----------

99.1                 Press release, dated October 28, 2004, issued by
                     Rogers Corporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ROGERS CORPORATION


                                  By: /s/ James M. Rutledge
                                      -----------------------------------------
                                        James M. Rutledge
                                        Vice President Finance,
                                          Chief Financial Officer and Treasurer

Date:  October 28, 2004